Exhibit 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

Contact:	William P. Hornby, CPA
whornby@century-bank.com

Phone:	781-393-4630

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS Q3 RESULTS — REGULAR DIVIDEND
DECLARED; YTD EARNINGS INCREASE 13.5%; EQUITY REACHES RECORD $122.3
MILLION
Medford, MA, October 14, 2008—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,559,000, or $0.46 per share diluted, for the third quarter ended September 30, 2008, a decrease of 10.6% when compared to net income of $2,864,000, or $0.52 per share diluted, for the third quarter ended September 30, 2007. Included in income for the third quarter of 2007 is the after-tax gain of $872,000 or $0.16 per share diluted, on the sale of the building which housed the Company’s previous location for a branch located in Medford Square. For the first nine months of 2008, net income totaled $6,235,000, or $1.12 per share diluted, an increase of 13.5% when compared to net income of $5,491,000, or $0.99 per share diluted, for the same period a year ago.
Net interest income totaled $32.8 million for the first nine months of 2008 as compared to $29.1 million for the same period in 2007. The 12.9% increase in net interest income for the period is due to an increase of thirty-three basis points in the net interest margin, from 2.61% on a fully taxable equivalent basis in 2007 to 2.94% on the same basis for 2008. Included in interest income for the nine months ended September 30, 2008 is $159,000 of prepayment fees collected on loans compared to $432,000 for the same period a year ago, a decrease of $273,000.
At September 30, 2008, total equity was $122.3 million compared to $118.8 million at December 31, 2007. The Company’s equity increased as a result of earnings offset by an increase in accumulated other comprehensive loss, net of taxes and dividends paid. The Company’s leverage ratio stood at 8.94% at September 30, 2008, compared to 9.32% at September 30, 2007. Book value as of September 30, 2008 was $22.08 per share compared to $20.60 at September 30, 2007.
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The Company’s allowance for loan losses was $10.3 million or 1.28% of loans outstanding at the end of the third quarter of 2008, compared to $9.6 million, or 1.30% of loans outstanding at September 30, 2007 and $9.6 million, or 1.33% of loans outstanding at December 31, 2007. Non-performing assets totaled $4.5 million at September 30, 2008, compared to $1.8 million at December 31, 2007 and $1.0 million at September 30, 2007. Non-performing assets increased primarily as a result of an increase in consumer mortgages and small business loans on non-accrual.
The Company’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on the Company’s Class A common stock, and 6.00 cents ($0.06) per share on the Company’s Class B common stock. The dividends were declared payable November 17, 2008 to stockholders of record on November 3, 2008.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(in thousands)

	September 30,	December 31,
	2008	2007
Assets
Cash and Due From Banks	$61,671	$66,974
Federal Funds Sold and Interest-bearing Deposits In Other Banks	79,417	232,927

Securities Available-For-Sale (AFS)	538,331	403,635

Securities Held-to-Maturity	193,686	183,710

Loans:
Commercial & Industrial	130,086	117,332
Construction & Land Development	48,866	62,412
Commercial Real Estate	327,507	299,920
Residential Real Estate	191,347	168,204
Consumer and Other	8,771	10,949
Home Equity	95,069	67,434

Total Loans	801,646	726,251
Less: Allowance for Loan Losses	10,254	9,633

Net Loans	791,392	716,618

Bank Premises and Equipment	22,285	21,985
Accrued Interest Receivable	7,119	6,590
Goodwill	2,714	2,714
Core Deposit Intangible	1,380	1,671
Other Assets	47,255	43,457

Total Assets	$1,745,250	$1,680,281

Liabilities
Demand Deposits	$276,413	$289,526

Interest Bearing Deposits:
Savings and NOW Deposits	350,867	310,858
Money Market Accounts	317,390	234,099
Time Deposits	293,260	295,578

Total Interest Bearing	961,517	840,535

Total Deposits	1,237,930	1,130,061

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	84,305	85,990
Other Borrowed Funds	243,577	289,885

Total Borrowed Funds	327,882	375,875

Other Liabilities	21,041	19,456
Subordinated Debentures	36,083	36,083

Total Liabilities	1,622,936	1,561,475

Total Stockholders’ Equity	122,314	118,806

Total Liabilities & Stockholders’ Equity	$1,745,250	$1,680,281

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Nine Months Ended September 30, 2008 and 2007
(in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Interest Income:
Loans	$12,583	$13,637	$36,727	$39,740
Securities Held-to-Maturity	2,191	2,299	6,190	7,045
Securities Available-for-Sale	5,563	3,555	14,699	10,558
Federal Funds Sold and Interest-bearing Deposits In Other Banks	554	1,453	2,507	5,184

Total Interest Income	20,891	20,944	60,123	62,527

Interest Expense:
Savings and NOW Deposits	1,524	1,711	4,596	4,893
Money Market Accounts	2,061	2,230	5,480	7,052
Time Deposits	2,155	3,606	7,342	12,263
Securities Sold Under Agreements to Repurchase	330	884	1,205	2,428
Other Borrowed Funds and Subordinated Debentures	2,862	2,404	8,653	6,791

Total Interest Expense	8,932	10,835	27,276	33,427

Net Interest Income	11,959	10,109	32,847	29,100

Provision For Loan Losses	1,350	300	2,975	900

Net Interest Income After
Provision for Loan Losses	10,609	9,809	29,872	28,200

Other Operating Income
Service Charges on Deposit Accounts	2,032	1,981	6,041	5,630
Lockbox Fees	700	705	2,299	2,262
Net Gain on Sales of Investments	147	—	249	—
Write-down of Certain Investments to Fair Value	(76)	—	(76)	—
Gain on Sale of Building	—	1,321	—	1,321
Other Income	774	409	1,963	1,144

Total Other Operating Income	3,577	4,416	10,476	10,357

Operating Expenses
Salaries and Employee Benefits	6,438	6,081	19,043	18,581
Occupancy	1,010	945	3,153	2,859
Equipment	727	759	2,199	2,265
Other	2,876	2,155	7,783	6,784

Total Operating Expenses	11,051	9,940	32,178	30,489

Income Before Income Taxes	3,135	4,285	8,170	8,068

Income Tax Expense	576	1,421	1,935	2,577

Net Income	$2,559	$2,864	$6,235	$5,491

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(in thousands)

	September 30,	September 30,
	2008	2007
Assets
Cash and Due From Banks	$58,007	$57,507
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	132,493	132,407

Securities Available-For-Sale (AFS)	452,181	372,659
Securities Held-to-Maturity	195,115	258,586

Total Loans	758,133	724,398
Less: Allowance for Loan Losses	9,729	9,723

Net Loans	748,404	714,675

Unrealized Gain(Loss) on Securities AFS	510	(5,638)
Bank Premises and Equipment	22,449	23,076
Accrued Interest Receivable	6,968	7,111
Goodwill	2,714	2,714
Core Deposit Intangible	1,534	1,918
Other Assets	44,807	42,855

Total Assets	$1,665,182	$1,607,870

Liabilities
Demand Deposits	$263,503	$278,451

Interest Bearing Deposits:
Savings and NOW Deposits	366,912	310,406
Money Market Accounts	303,112	288,192
Time Deposits	268,424	347,909

Total Interest Bearing	938,448	946,507

Total Deposits	1,201,951	1,224,958

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	95,636	87,582
Other Borrowed Funds	189,023	125,911

Total Borrowed Funds	284,659	213,493

Other Liabilities	21,205	23,378
Subordinated Debentures	36,083	36,083

Total Liabilities	1,543,898	1,497,912

Total Stockholders’ Equity	121,284	109,958

Total Liabilities & Stockholders’ Equity	$1,665,182	$1,607,870

Total Average Earning Assets — QTD	$1,606,410	$1,454,663

Total Average Earning Assets — YTD	$1,537,922	$1,488,050

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(in thousands, except share data)

	September 30,	September 30,
	2008	2007
Performance Measures:

Earnings per average share, basic, quarter	$0.46	$0.52
Earnings per average share, diluted, quarter	$0.46	$0.52
Earnings per average share, basic, year-to-date	$1.12	$0.99
Earnings per average share, diluted, year-to-date	$1.12	$0.99
Return on average assets, year-to-date	0.50%	0.46%
Return on average stockholders’ equity, year-to-date	6.87%	6.68%
Net interest margin (taxable equivalent), quarter	3.14%	2.77%
Net interest margin (taxable equivalent), year-to-date	2.94%	2.61%
Efficiency ratio, year-to-date	72.0%	79.8%
Book value per share	$22.08	$20.60
Tangible book value per share	$21.34	$19.79
Tangible capital / tangible assets	6.79%	7.13%

Common Share Data:
Average shares outstanding, basic, quarter	5,541,345	5,542,483
Average shares outstanding, basic, year-to-date	5,542,971	5,542,009
Average shares outstanding, diluted, quarter	5,542,404	5,545,915
Average shares outstanding, diluted, year-to-date	5,545,138	5,547,170

Shares outstanding Class A	3,513,607	3,515,204
Shares outstanding Class B	2,027,100	2,028,600

Total shares outstanding at period end	5,540,707	5,543,804

Assets Quality and Other Data:

Allowance for loan losses / loans	1.28%	1.30%
Nonaccrual loans	$3,804	$531
Nonperforming assets	$4,509	$984
Loans 90 days past due and still accruing	$—	$846
Net charge-offs (recoveries), year-to-date	$2,354	$1,022

Leverage ratio	8.94%	9.32%
Tier 1 risk weighted capital ratio	15.46%	16.36%
Total risk weighted capital ratio	16.48%	17.43%
Total risk weighted assets	$1,002,190	$896,558